UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2026

Xilio Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40925	85-1623397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

828 Winter Street, Suite 300 Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 524-2466

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XLO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2026, Xilio Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware, which will effect, as of 5:00 p.m. Eastern Time, on March 13, 2026 (the “Effective Time”), a 1-for-14 reverse stock split (the “Reverse Stock Split”) of the issued and outstanding shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”).

The Reverse Stock Split is intended, among other things, to bring the Company into compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as previously reported in the Company’s definitive proxy statement for the Company’s special meeting of stockholders held on February 23, 2026, as filed with the Securities and Exchange Commission on January 26, 2026 (the “Proxy Statement”).

At the Effective Time, every fourteen shares of issued and outstanding Common Stock will be automatically reclassified and combined into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock are instead entitled to receive a cash payment in lieu of such fractional shares.

The Reverse Stock Split will not change the number of authorized shares of Common Stock or the par value of the Common Stock. Proportionate adjustments will be made to the number of shares of Common Stock available for issuance under the Company’s equity incentive plans, as well as the number of shares underlying, and the exercise prices of, outstanding equity awards under such plans, in accordance with their respective terms and as described in the Proxy Statement.

The Common Stock is expected to begin trading on a post-Reverse Stock Split basis at the market open on March 16, 2026 under the Company’s existing trading symbol “XLO”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 28422T209.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the company’s ability to comply with the continued listing standards of the Nasdaq Capital Market and the timing and effectiveness of the reverse stock split. The risks and uncertainties relating to the Company and the transactions include general market conditions, and other risks detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including in its most recent Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025. Any forward-looking statements contained in this Current Report on Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation, as amended, of Xilio Therapeutics, Inc.
99.1	Press Release Issued by Xilio Therapeutics, Inc. on March 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILIO THERAPEUTICS, INC.

Date: March 12, 2026	By:	/s/ Caroline Hensley
Caroline Hensley
Chief Legal Officer